Exhibit 99.2

Investor Presentation 2019 Q3

1 Forward - looking Statement This presentation contains certain “forward - looking statements” about the Company which, to the extent applicable, are intended to be covered by the safe harbor for forward - looking statements provided under Federal securities laws. Examples of forward - looking statements include but are not limited to the Company’s financial condition and capital ratios, results of operations and the Company’s outlook and business. Forward - looking statements are not historical facts. Such statements may be identified by the use of such words as “may”, “believe”, “expect”, “anticipate”, “plan”, “continue”, or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward - looking statements. Although we believe that the expectations reflected in the forward - looking statements are reasonable, we caution you not to place undue reliance on these forward - looking statements. Factors which may cause our forward - looking statements to be materially inaccurate include, but are not limited to, an unexpected deterioration in our loan portfolio, unexpected increases in our expenses, greater than anticipated growth and our ability to manage such growth, unanticipated regulatory action, unexpected changes in interest rates, an unanticipated loss of key personnel, an unanticipated loss of existing customers, competition from other institutions resulting in unanticipated changes in our loan or deposit rates, unanticipated increases in Federal Deposit Insurance Corporation costs, unanticipated adverse changes in our customers’ economic conditions or economic conditions in our local area in general and other factors discussed in our filings with the Securities and Exchange Commission. Forward - looking statements speak only as of the date of this presentation. We do not undertake any obligation to update or revise any forward - looking statement, whether the result of new information, future events or otherwise.

2 Company Overview ▪ Full service commercial bank since 1999 with goal of helping our clients build and sustain wealth ▪ Business model combines high - touch service and relationship - based focus of a community bank with extensive suite of financial products and services ▪ Expertise in commercial real estate and traditional C&I lending to middle market companies in the New York metro area ▪ Lower cost core deposit franchise through the following sources: ▪ Existing lending relationships ▪ Non - borrowing clients sourced through our banking centers ▪ Specialty deposits for clients in possession of or having discretion over large pools of funds ▪ Global Payments Group: ▪ Prepaid debit card issuing business ▪ Banking services to digital currency businesses ▪ Merchant acquiring business ▪ Correspondent banking services ▪ Banking services to cannabidiol companies ▪ Strong balance sheet growth while managing margin despite the inverted yield curve

3 Loan and Deposit Portfolio Metropolitan Commercial Bank • Multi - family loans – 60% rent regulated • CRE/RBC ratios: MCBH 394.82% and MCB 390.62% • CRE Owner - occupied is a segment of our C&I Lending platform Loan Portfolio at September 30, 2019 $2.50 Billion Deposits at September 30, 2019 $ 2 .71 Billion 26% 12% 5% 23% 34% DDA (excl. Specialty) Specialty DDA Savings and CD's MMA (excl. Specialty) Specialty MMA 19% 41% 18% 14% 3% 2% 3% CRE - Owner Occupied CRE - Non-Owner Occupied C&I Multi-family Consumer Construction 1-4 family • Specialty deposits designed for clients who are in possession of or have discretion over large deposits such as property management companies, title companies, and bankruptcy trustees. • Specialty deposit accounts have an expected retention period of greater than 3 years. • Specialty money market accounts have a weighted average cost of 1.55%. • Specialty deposit accounts in total have a weighted average cost of 1.14%.

4 Quarterly Revenues, Profitability and Asset Quality *annualized (1) Results include a recovery of $4.2 million related to loans previously charged off in Q1. (2) Results include a recovery of $1.5 million related to loans previously charged off. 3 Months ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Summary Income Statement Net Interest Income $26,053 $22,937 $20,578 $18,961 $18,351 Provision credit for loan losses $2,004 $1,950 ($2,031) (1) $844 ($453) (2) Non-Interest Income $2,700 $2,674 $2,393 $2,188 $2,012 Non-Interest expense $15,495 $14,724 $12,694 $11,602 $10,355 Net Income $7,683 $6,057 $8,531 $6,285 $7,113 Profitability Diluted EPS $0.90 $0.71 $1.01 (1) $0.75 $0.85 (2) ROAA* 0.97% 0.91% 1.49% 1.25% 1.45% ROAE* 10.63% 8.71% 12.67% 9.59% 11.22% NIM* 3.26% 3.47% 3.68% 3.77% 3.76% Efficiency Ratio 53.89% 57.49% 55.26% 54.86% 50.85% Asset Quality NPLs/Total Loans 0.19% 0.15% 0.07% 0.02% 0.02% NCOs/Average Total Loans* 0.05% 0.01% (0.80%) (1) 0.09% (0.36%) (2) Reserves/Loans 0.98% 0.97% 0.99% 1.02% 1.09% (dollars in thousands)

5 Net Interest Margin Analysis 3.76% 3.77% 3.68% 3.47% 3.26% 4.49% 4.65% 4.83% 4.66% 4.47% 1.69% 1.90% 2.15% 2.22% 2.15% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 3Q18 4Q18 1Q19 2Q19 3Q19 Net Interest Margin Components ▬ NIM ▬ Yield on Interest - Earning Assets ▬ Rate on Interest - Bearing Liabilities Yield /Rate 3Q18 4Q18 1Q19 2Q19 3Q19 Loans 4.90% 4.93% 5.15% 5.05% 5.03% Total Interest-Earning Assets 4.49% 4.65% 4.83% 4.66% 4.47% Interest-Bearing Deposits 1.40% 1.64% 1.89% 2.01% 2.03% Borrowed Funds 3.73% 3.62% 3.35% 3.19% 3.03% Total Interest-Bearing Liabilities 1.69% 1.90% 2.15% 2.22% 2.15% Net Interest Rate Spread 2.80% 2.75% 2.68% 2.44% 2.32% Net Interest Margin 3.76% 3.77% 3.68% 3.47% 3.26%

6 Non - interest Income and Expense Detail Non - Interest Income ($000s) Non - Interest Expense ($000s) 9/30/19 6/30/19 12/31/18 9/30/18 Service Charges on Deposit Accounts $852 $908 $826 $693 Prepaid Debit Card Income 1,482 1,422 1,133 1,080 Other Service Charges and Fees 349 313 229 239 Change in fair value of equity securities 17 31 - - Total Noninterest Income $2,700 $2,674 $2,188 $2,012 3 Months Ended 9/30/19 6/30/19 12/31/18 9/30/18 Compensation and Benefits $7,875 $7,921 $6,962 $6,253 Bank Premises and Equipment 1,790 (1) 1,348 1,324 1,273 Professional Fees 906 917 715 587 Technology Costs -2205 562 598 317 Specialty Deposit Licensing Fees 2,866 2,056 427 265 Other Expenses 2,866 1,920 1,576 265 Total Noninterest Income $1,398 $14,724 $11,602 $1,395 3 Months Ended (1) Includes $400,000 related to additional leased space at the Company’s headquarters.

7 Balance Sheet and Capital *Metropolitan Bank Holding Corp. and Metropolitan Commercial Bank meet all the requirements to be considered “Well - Capitalized” under applicable regulatory guidelines at each date shown. (dollars in thousands) 6/30/19 12/31/18 Balance Sheet ($000's) Total Assets $282,558 $1,060,527 Total Loans $161,124 $631,481 Total Deposits $329,084 $1,044,652 Capital MBHC MCB MBHC MCB MBHC MCB CET1* 10.4% 12.2% 10.7% 12.5% 13.2% 15.6% Total Risk-Based Capital* 13.0% 13.1% 13.4% 13.4% 16.9% 16.7% Tier 1 Leverage* 9.6% 10.3% 11.0% 11.2% 13.7% 14.7% $3,243,171 $2,960,613 $2,182,644 9/30/2019 Change vs. As of 9/30/2019 As of 6/30/2019 As of 12/31/2018 $2,496,697 $2,335,573 $1,865,216 $2,705,206 $2,376,122 $1,660,554

8 Strong Balance Sheet Growth Deposits ($mm) Total Equity ($mm) Assets ($mm) Loans, Net of Deferred Fees ($mm) $1,931 $2,183 $2,545 $2,961 $3,243 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 $1,699 $1,865 $2,102 $2,336 $2,497 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 $1,534 $1,661 $1,966 $2,376 $2,705 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 257 265 274 281 291 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 50.4% 48.1% 44.0% 46.4% 38.5% ■ % Non - interest Demand Deposits Total cost of deposits including DDA – 1.20% Cost of interest - bearing deposits – 2.03%

9 Robust Organic Loan Growth within a Diversified Portfolio 1 Includes commercial real estate, multifamily, and construction (dollars in millions) ■ Total CRE¹ (Non Owner Occupied) ■ Total CRE (Owner Occupied) ■ C&I ■ Other $1,600 $1,699 $1,867 $2,105 $2,339 $2,501 903 964 1,063 1,142 1,330 1,409 234 228 236 366 419 495 353 367 382 422 427 449 110 140 186 176 164 148 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3

10 Commercial Growth Driven by Expertise in Specific Lending Verticals General Commercial and Industrial Overview C&I Composition at September 30, 2019 Target Market Key Metrics ▪ Middle market businesses with annual revenues below $200mm ▪ Primarily concentrated in the New York MSA ▪ Well - diversified across industries ▪ Weighted average yield of 5.41% YTD ▪ Strong historical credit performance ▪ Pledged collateral and/or personal guarantees from high net worth individuals support most loans ▪ Target borrowers have strong historical cash flows, good asset coverage and positive industry outlooks 45% 10% 18% 8% 2% 3% 3% 2% 1% 2% 2% 4% Healthcare Manufacturing Finance and Insurance Wholesale Trade Individuals Waste Mgt Transportation Arts, Entertainment, and Recreation Retail Trade Professional, Scientific and Technical Services Accommodation and Food Services RE Rental & Leasing

11 Relationship - based Commercial Real Estate Lending Composition by Type at September 30, 2019 Composition by Region at Septe mber 30, 2019 Overview Target Market Key Metrics ▪ New York metropolitan area real estate entrepreneurs with a net worth in excess of $5 million ▪ Primarily concentrated in the New York MSA ▪ Well - diversified across various property types ▪ Losses peaked at 0.51% in 2010 and have been de minimus since 2014 ▪ Average loan - to - value of 51.4% Majority of loans are originated through direct relationships or referrals from existing clients 19% 23% 11% 9% 10% 8% 3% 4% 2% 4% 3% 2% 2% Multifamily Nursing Home CRE Mixed Use Other CRE Retail Office 1-4 Family Hospitality Construction Land Warehouse Commercial Condo and Co-op Other Unsecured 21% 23% 10% 23% 8% 5% 2% 6% 1% 1% Manhattan Brooklyn Queens Other Bronx Other NY New Jersey Long Island Staten Island Connecticut

12 NYC Stabilized Multi - family Loan Portfolio New Rent Regulations ▪ MCB multi - family loans underwritten to current cash flows – weighted average DCR of 1.78 on stabilized rent regulated properties ▪ Average LTV of 47% on stabilized rent regulated properties provide a cushion against falling values (dollars in thousands) Total Balance Weighted Average LTV Weighted Average DCR Weighted Average Debt Yield Total NYC Multi-family $273,869 55.49% 1.66 11.13% Rent regulated 216,230 46.78% 1.78 12.13% Unregulated 57,639 59.29% 1.23 7.34%

13 Well - Developed, Diversified Healthcare Portfolio ▪ Active in Healthcare lending since 2002 ▪ CRE – SNF – Average loan - to - value of 69% ▪ Highly selective in regards to the quality of Skilled Nursing Operators which we finance ▪ Borrowers typically have over 1,000 beds under management ▪ Loans are made only in “certificate of need” states which limits the supply of beds and supports stable occupancy rates. ▪ Sta bilized SNF – 68% of CRE SNF portfolio. Stabilized facility provides adequate cash flows to support debt service and collateral value. Borrowers primary motive for acquisition of a stabilized property is for synergies with existing portfolio of SNFs. Average debt service coverage ratio is 2.05x and average loan - to - value is 68%. Once the loans are seasoned, the mortgage portion of the bridge loan is refinanced with HUD. ▪ Non - stabilized SNF – typically “turn - around” older SNFs acquired from owners who mismanaged the business, relied too heavily on long - term care (Medicaid reimbursement) or did not stay current with changes in the market place. Opportunity for owner to create value by renovating and adding services with higher Medicaid reimbursements rates (rehabilitation services, dialysis , etc.). C& I Healthcare Composition at September 30, 2019 Diversified Healthcare Portfolio 49% 18% 5% 4% 3% 2% 12% 5% 2% Nursing and Residential Care Facilites Doctor Office Ambulatory Health Care Services Offices and Clinics of Dentists Medical Labs Offices of Speech Therapists Misc. Health Practitioners Ambulance Services General Medical & Surgical Hospitals CRE – Skilled Nursing Facilities (SNF) : $429 million C&I – Healthcare - $184 million

14 Credit Metrics 0.02% 0.02% 0.07% 0.15% 0.19% 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 ALLL/Loans Non - Performing Assets/ALLL NCOs/Average Loans (Annualized) Non - Performing Assets/Loans 1.09% 1.02% 0.99% 0.97% 0.98% 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 2.2% 1.5% 7.2% 15.4% 19.3% 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 (0.36%) 0.09% (0.80%) 0.01% 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 0.05%

15 Diversified Deposit Gathering Capabilities Deposit Composition ($mm) 1,012 878 773 799 866 1,103 1,041 605 662 761 862 1,100 1,273 1,664 $1,617 $1,540 $1,534 $1,661 $1,966 0.38% 0.44% 0.62% 0.81% 1.06% 1.12% 1.20% 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 $ 2,376 $ 2,705 ▪ Conversion of commercial borrowing clients into full retail relationships ▪ Funds additional commercial loans ▪ Provide commercial clients with competitive solutions (e.g., remote deposit capture and online banking) Existing Lending Customers ▪ Six strategically located banking centers within close proximity to a “critical mass” of target clients ▪ Non - borrowing retail relationships ▪ Growing number of retail deposits tied to cryptocurrency related accounts Retail Banking Centers ▪ Debit card issuing business ▪ Digital currency customers ▪ Banking services to cannabidiol companies Future products and services: ▪ Merchant acquiring business ▪ Correspondent banking services Global Payments Group ■ Noninterest Bearing ■ Interest Bearing ▬ Total Cost of Deposits Other Deposit Verticals ▪ Unique deposit relationships ▪ Property management companies ▪ Bankruptcy trustees ▪ Title companies

16 Well Positioned for Changing Rate Environment Estimated Sensitivity of Projected Annualized Net Interest Income as of June 30, 2019 Fixed vs. Floating Rate Loans at September 30, 2019 11.03% 3.96% (3.13%) (6.68%) -200bps -100bps +100bps +200bps Floating 41% Fixed 59% Approximately 63.7 % of floating rate loans have floors – Weighted average floor of 4.93% ■ Net Interest Income

17 Outlook: Loan and Deposit growth, Margin Expansion, Operating Leverage Loan Growth Core Deposit Funding Performance ▪ Maintain a diversified commercial real estate portfolio ▪ Maintain CRE concentration below our internal limits ▪ Capture market share from larger competitors through differentiated service ▪ Specialty Deposit relationships ▪ Support development of retail banking franchise ▪ Existing relationships ▪ Consider new retail banking centers ▪ Continue to provide cash management service to digital currency related clients ▪ Expand debit card issuing business to generate additional low - cost core deposits and fee income ▪ Future initiatives: Introduce merchant acquiring services and correspondent banking services ▪ Expect future profitability to be driven by organic growth ▪ Growth: Demonstrated ability to capture market share ▪ Rate benefit: Low cost, core deposits funding short duration assets ▪ Growth in new deposit verticals has resulted in additional costs ahead of revenue growth due to inverted yield curve. ▪ Our growth initiatives will yield enhanced profitability and value to the MCB franchise which will become evident over time. Balance Sheet Growth = Long - Term Profitable Relationships

18 Appendix

19 MCB Selected Global Payment Clients Debit Card For teens with parental spending controls and financial literacy lessons Metropolitan Commercial Bank Issuing Bank Debit Card Premier mobile service provider in the Caribbean and Central America for money transfer Metropolitan Commercial Bank Issuing Bank Debit Card | Digital Currency General spend prepaid card that allows consumers to earn rewards paid in digital currency Metropolitan Commercial Bank Issuing Bank Debit Card GPR card that can be used to originate low cost transfers to Mexico for consumers Metropolitan Commercial Bank Issuing Bank Debit Card | Digital Currency Consumers use debit card to spend US$ that is funded by digital currency Metropolitan Commercial Bank Issuing Bank Payments Processor Acquiring bank for a company enabling mass payouts for the marketplace and freelancers Metropolitan Commercial Bank Global Payment Services Digital Currency Banking the e - wallet behind their speed routing for best price execution technology Metropolitan Commercial Bank Holding bank for US$ held in e - wallet Debit Card & Payment Solutions Focused on CoreCard Software and expanding footprint in the FinTech industry Metropolitan Commercial Bank Strategic Partner

20 MCB Selected Global Payment Clients Debit Card Issuer of debit cards linked to margin accounts for the largest U.S. electronic brokerage firm Metropolitan Commercial Bank Issuing Bank Payments Platform Providing global payment services via banking relationships throughout the world Metropolitan Commercial Bank Global payment services Debit Card General Purpose Reloadable cards and remittance products using the Univision card Metropolitan Commercial Bank Acquiring Bank for Cross Border Payments Payments Processor Digital check cashing and payment services Metropolitan Commercial Bank Sponsor Bank Deposit relationships for settlement and operating accounts. Cash management services Metropolitan Commercial Bank Money Transfer Company Acquiring bank enabling money transfers domestically and cross border Metropolitan Commercial Bank Global payment services